UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 3, 2006

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-116590	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

4211 W. Boy Scout Blvd.
Tampa FL 33607

(Address of Principal Executive Offices)

(813) 871-4811

 (Registrant’s telephone number, including area code)

Mueller Water Products, LLC
500 West Eldorado Street
Decatur, IL 62522-1808

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01  Other Events.

On October 3, 2005, Walter Industries, Inc. through a wholly-owned subsidiary, acquired all outstanding shares of capital stock of Mueller Water Products, LLC (formerly and as of February 2, 2006, Mueller Water Products, Inc.) (the “Company”) and contributed its U.S. Pipe and Foundry Company subsidiary (which Walter Industries owned since 1969) (“U.S. Pipe”) to Mueller Group, LLC (“Mueller Group”) through a series of transactions (the “Acquisition”). For accounting and financial statement presentation purposes, in accordance with the accounting principles generally accepted in the United States of America (“GAAP”), U.S. Pipe is treated as the accounting acquiror of the Company.  Accordingly, for all periods from and after October 3, 2005, U.S. Pipe’s historical financial information will be used for the Company.

On October 5, 2005, the Company’s parent, Walter Industries, Inc. filed a Current Report on Form 8-K under items 1.01, 1.02, 2.01, 2.03, 2.04 and 9.01 with respect to the Acquisition and related transactions and events.  On December 19, 2005, Walter Industries, Inc. filed an amended Current Report on Form 8-K/A under items 2.01 and 9.01 disclosing the completion of the Acquisition and filing audited financial statements of the Company and pro forma financial statements of Walter Industries and its subsidiaries giving effect to the Acquisition and related transactions, as required under such items.

To reflect the treatment of U.S. Pipe as the accounting acquirer of the Company for purposes of GAAP, the audited consolidated financial statements of U.S. Pipe as of September 30, 2005, December 31, 2004 and 2003 and for the nine months ended September 30, 2005 and for each of the two years in the period ended December 31, 2004 are filed as Exhibit 99.1 to this 8-K and incorporated herein by this reference.  In addition, unaudited pro forma condensed combined financial statements, based on the historical financial statements of the Company and U.S. Pipe, after giving effect to the Acquisition, borrowings under the Mueller Group credit agreement and other assumptions and adjustments described in the notes accompanying the unaudited pro forma condensed combined financial statements, are filed as Exhibit 99.2 to this 8-K and incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

99.1	U.S. Pipe’s historical audited financial statements as of September 30, 2005 and December 31, 2004 and for the nine months ended September 30, 2005 and for the years ended December 31, 2004 and 2003.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2006	MUELLER WATER PRODUCTS, INC.

	By:	/s/ JEFFERY W. SPRICK
Jeffery W. Sprick
Chief Financial Officer